UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 14, 2015, Entercom Communications Corp. (together with Entercom Radio, LLC, “Entercom”) voluntarily withdrew its notification and report forms (the “HSR Filing”) filed with the Federal Trade Commission (“FTC”) and the Department of Justice (the “DOJ”) under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), originally submitted on December 15, 2014 in connection with Entercom’s previously announced agreement (the “Stock Purchase Agreement”) with The Lincoln National Life Insurance Company (“Lincoln”) to acquire all of the outstanding shares of capital stock of Lincoln Financial Media Company from Lincoln, the consummation of which is conditioned on expiration or early termination of the waiting period applicable under the HSR Act, among other things. Entercom notified the DOJ that it intends to resubmit the HSR Filing within two days after the date of withdrawal. Entercom’s resubmission of the HSR Filing will have the effect of providing the FTC and the DOJ an additional 30 days from the date of resubmission to review the transactions contemplated by the Stock Purchase Agreement.

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward-looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K or elsewhere.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Senior Vice President / General Counsel

Dated: January 15, 2015